EXHIBIT 10.9

                            WEBSITE LICENSE AGREEMENT

       AGREEMENT made this____day of December, 1999, by and between YAK COMMUNICATIONS, INC. ("YAK"), a Florida corporation with principal offices located at 55 Town Centre Court, Suite 506, Toronto, Ontario M1P 4X4, Canada and MAIN STREET IPO.COM, INC. ("MainStreet"), a Delaware corporation with principal offices at 171 Church Lane, North Brunswick, NJ 08902.

       WHEREAS, MainStreet maintains a site on the Internet World Wide Web (the "Website") having a uniform resource locator address ("URL") at www.MainStreetIPO.com or such other URLs as may hereinafter be registered, which has been established to provide corporations with the opportunity to make registered public offerings of their stock through a registered prospectus (a "Registered Prospectus") by way of electronic auction to members of the public in states of the United States of America where such offerings are duly authorized by the laws of the said respective states and of the United States through a revocable limited license to use space on the Website for such purpose; and

       WHEREAS, YAK is desirous of making a public offering of its securities and is desirous of licensing the facilities of the Website owned by MainStreet.

       NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

       1. MAINSTREET SERVICES. Subject to YAK fulfilling all of the terms and conditions hereinafter set forth, MainStreet shall provide the following
Services:

          (a) LICENCE OF WEBSITE SPACE. MainStreet shall grant a license to YAK of sufficient space on its Website for a period not to exceed ninety (90) consecutive days (Saturdays,

Sundays and holidays included), such a period to be known as the "Offering Period," to enable YAK to publish its Registered Prospectus for the purpose of offering and selling its securities to members of the public. In connection with the licensing, MainStreet shall also publish the name of YAK on its Website, together with a brief description of YAK's business, which description shall be consistent with the terms of the Prospectus.

          (b) TRAFFIC. In connection with the grant of the license, MainStreet agrees that it shall maintain, administer and manage the Website so as to insure sufficient bandwidth to facilitate continuous data traffic of YAK's Registered Prospectus and any and all bids submitted by users for the purchase of YAK's stock.

          (c) INFORMATION TO BE PROVIDED. MainStreet shall provide to YAK and its lawfully appointed agents, during the Offering Period and for a period of seven (7) business days after the termination of the Offering Period, access to all information regarding bids and bidders, including each bidder's address, e-mail address, Social Security Number, telephone number and respective bid, and, in addition, shall provide such information, when requested by YAK, in a usable paper or electronic format.

       2. MAINSTREET'S RELATIONSHIP TO YAK . The relationship between MainStreet and YAK shall be that of a licensor and licensee, which license may be revoked pursuant to the terms of paragraph 10 herein. Nothing contained herein nor any of the services to be performed by MainStreet shall be construed to mean or infer that MainStreet is engaged in or selling YAK's securities, nor that MainStreet is acting in any capacity as an underwriter as that term is defined under Section 2(a)(11) of the Securities Act of 1933 (the "Act"), nor that MainStreet is acting as a broker, dealer or member of a selling group, nor that MainStreet is acting as an agent, affiliate, patron or joint venturer of YAK or as underwriter as that term may be defined under any state law within the United States.

       3. PUBLIC OFFERING. The information relating to YAK's public offering on the Website shall be limited solely to the publication of the Registered Prospectus that has been declared effective by the United States Securities and Exchange Commission (the "SEC"). YAK shall be required to deliver to MainStreet at least five (5) business days before the first publication of the Registered Prospectus on the Website a printed prospectus (including text of any video-style portion of the prospectus) and an electronic version (floppy diskette, CD-ROM, or DVD) of the prospectus together with a certification from YAK's legal counsel that said printed version and electronic version of the prospectus as delivered to MainStreet are the same as the Registered Prospectus declared effective by the SEC. MainStreet will not accept any other data or material for publication on the Website in connection with YAK's public offering.

       4. PROHIBITIONS. At all times during the Offering Period on the Website, YAK shall not publish or disseminate information through any medium including financial information concerning YAK which information or financial information is not fully consistent with the information contained in the Registered Prospectus published on the Website. Prior to any such publication or dissemination of such information, YAK shall obtain the opinion of its counsel that such publication or dissemination of such additional information is not in violation of the Securities Act of 1933, which opinion shall be provided to MainStreet's counsel prior to any publication or dissemination. Nothing in this
Section 4 or otherwise herein shall limit or otherwise effect YAK's publication or dissemination of any information or materials in its ordinary course of business, nor shall this Section 4 or any other provision of this Agreement require any opinion of counsel prior to or in relation to the publication or dissemination of any such information or materials.

       5. CONDITIONS TO LISTING. Subject to the payment of the fee by YAK described in paragraph 6 herein, and not less than five (5) business days prior to the publication of the Registered Prospectus on the Website, YAK shall have fulfilled the following conditions:

          (a) COMPLIANCE WITH SEC. YAK shall have duly and lawfully completed all filings with the SEC and the registration statement covering the offering to be offered on the Website shall have been declared effective by the SEC. Proof thereof in form satisfactory to MainStreet's counsel must be furnished to MainStreet's counsel prior to the commencement of the Offering Period.

          (b) COMPLIANCE WITH FILING STATES. YAK shall have duly and lawfully completed all filings required by the laws of those states (the "Filing States") in which YAK intends to offer its securities and shall have notified each Filing State of its plan of distribution, and YAK shall have furnished to MainStreet's counsel, at least five business days prior to the commencement of the Offering Period, satisfactory proof that said offerings have been approved or qualified for sale in each of the Filing States. YAK understands that MainStreet will not accept any bids from any person residing in a state where the securities have not been so registered or qualified for sale.


          (c) APPOINTMENT OF TRANSFER AGENT. YAK shall have retained American Stock Transfer & Trust Company ("American Stock Transfer") or such other transfer agent so approved by MainStreet to act as transfer agent (the "Transfer Agent") for YAK in connection with the issuance of its shares and to further act as escrow agent (the "Escrow Agent") for the receipt of the funds representing bids for the purchase of YAK stock through the facilities of the Website. YAK shall furnish to counsel for MainStreet copies of the appointment of such Transfer Agent and Escrow Agent together with all executed contracts as may be required by such Transfer Agent and Escrow

Agent and evidence of payment of any and all fees and charges required by such Transfer Agent and Escrow Agent in connection with their respective undertakings.

          (d) APPOINTMENT OF INDEPENDENT AUDITORS. YAK shall appoint the independent auditors who appear as "Experts" in the Prospectus for the purpose of examining and certifying all bids received by YAK during the Offering Period. YAK shall be required to furnish MainStreet with a written acknowledgment from said auditors that they agree to undertake such examination and certification of all bids at the close of the Offering Period and to furnish said certification to the Transfer Agent with instructions regarding the delivery of securities, the refund of any bids and the delivery of funds representing the proceeds of the offering to YAK.

          (e) COMPLIANCE. YAK shall at all times fully comply with all applicable present and future provisions of the laws of the United States and all Filing States, including but not limited to the filings of any post effective amendments to the registration statement and prospectus.

          (f) EXCHANGE LISTING. Prior to the commencement of the Offering Period, YAK must have applied and satisfied MainStreet that they are likely to meet the listing criteria for listing on one of the following exchanges: NASDAQ Small Cap, The American Stock Exchange (the "AMEX") or the New York Stock Exchange ("NYSE"). At or prior to the completion of the Offering Period YAK shall have been formally accepted for listing on one of the aforementioned exchanges, which listing shall take effect upon the completion of the public offering.

          (g) Contemporaneously with the execution of this Agreement, YAK shall furnish to MainStreet a duly executed Certificate of a Resolution of the Board of Directors of YAK authorizing the officers of YAK to enter into, execute and bind YAK to this Agreement.

       6. CONSIDERATION FOR THE LICENSE. The consideration for the grant of the license to YAK shall be One Hundred Thousand Dollars ($100,000). Simultaneously with the execution of this Agreement by the parties hereto, YAK shall pay to MainStreet the sum of twenty-five thousand ($25,000.00) dollars as initial payment on account of the full consideration, receipt of which is hereby acknowledged by MainStreet. Notwithstanding anything to the contrary contained herein, no portion of the initial payment shall be refundable under any circumstances. Upon a successful offering wherein all shares have been sold within the Offering Period, YAK shall then instruct the Escrow Agent to deduct from the proceeds of the public offering the sum of seventy-five thousand dollars ($75,000.00) and remit such sum directly to MainStreet. In the event that fewer than all of the shares offered have been sold within the Offering Period, the sum of seventy-five thousand ($75,000.00) shall nonetheless be due and payable to MainStreet within ten (10) days after the termination of the offering.

       7. RESPONSIBILITY OF YAK . YAK shall bear all responsibility for arranging for the collection of funds, the return of any funds and the delivery of all securities through its duly appointed Transfer Agent and Escrow Agent. Nothing contained herein shall create any obligation on the part of MainStreet to insure the collection of any funds, the return of any funds or the delivery of any securities. YAK shall instruct each bidder to transmit all funds to the appointed Transfer Agent or Escrow Agent.

       8. THE BIDDING PROCESS. It is understood and agreed that the bidding price for YAK stock shall be determined in accordance with a "Dutch style auction," which for the purposes of this Agreement shall mean the following. Prior to the Offering Period, YAK shall, at the time of listing on the Internet, establish the number of shares to be offered and sold and the minimum acceptable bid price to YAK for each share. The winning bid price to be paid by all bidders shall be the lowest priced bid from the group of the highest priced bids (the "Last Bid") included among successful offers for purchase upon the closing the of the auction, provided that such bid is greater than or equal to the minimum acceptable bid price as established by YAK. In the event any bid received is greater than the Last Bid, then such bidder shall be entitled to a refund of the excess over the Last Bid.

       9. SYSTEM FAILURE. In the event that the MainStreet Website encounters technical difficulties with hardware, software, or connectivity which renders users unable to view the Registered Prospectus and/or place bides, MainStreet agrees to extend the Offering Period for that period equivalent to the time the site or the information on the site was inaccessible to the user.

       10. REVOCATION. MainStreet reserves the right to revoke the license granted herein at any time in the event of any of the following occurrences or events:

          (a) Any representation, whether orally or in writing, by YAK or its officers, directors, agents, servants or employees that MainStreet is acting in any capacity other than a licensor.

          (b) Any publication or dissemination by YAK of information which is inconsistent with the information contained in the Registered Prospectus.

          (c) Any material misrepresentation or omission of a material fact in the Registered Prospectus.

          (d) Any material misrepresentation regarding the effectiveness of the Registered Prospectus.

          (e) Any misrepresentation regarding the status of the State Filings.

          (f) Failure to obtain and contract with a Transfer Agent and/or Escrow Agent approved by MainStreet.

          (g) Any failure to file a Post Effective Amendment to the Registration Statement where such Post Effective Amendment is required.

          (h) Any misrepresentation regarding YAK qualification for listing on the NASDAQ SmallCap exchange, the American Stock Exchange or New York Stock Exchange.

          (i) Any misrepresentation, or course of conduct which causes any adverse injury to the business reputation of MainStreet.

       11. LICENSEE'S DAMAGE.

          (a) In no event shall Licensor be liable to Licensee for any indirect, special or consequential damages or lost profits arising out of or related to this License Agreement or the performance or breach hereof, even if Licensor has been advised of the possibility thereof. Licensor's liability to licensee hereunder, if any, shall in no event exceed the total of the license fees paid to Licensor hereunder by Licensee.

          (b) In no event shall Licensor be liable to Licensee for any damages resulting from or related to any failure of the software system, including, but not limited to, loss of data. Licensor's sole remedy shall be a credit of time as set forth in paragraph 9 above.

       12. INDEMNITY. Provided that YAK is found to have violated the Securities Act of 1933, as amended, and solely to the extent of the damages so caused by such violation in connection with its sale of securities through a prospectus posted on MainStreet's Internet site, YAK shall defend, indemnify and hold MainStreet harmless, including reimbursement of all reasonable attorney's fees, from any and all claims based on or related to the public offering of YAK, including, but not limited to, any and all claims that YAK published a false and misleading prospectus or misrepresented itself, its financial condition, or its business prospects, or its intended use of the proceeds of the offering, or the background of its principals, or any improper or incorrect computation of bids; or a failure to refund monies due bidders, or a failure to deliver securities to purchasers thereof or for any other reason whatsoever.

       13. MAINSTREET'S REPRESENTATIONS. MainStreet represents and warrants to YAK the following:

          (a) MainStreet shall comply with any and all laws and regulations applicable to it, including any and all Federal and State securities laws.

          (b) MainStreet shall use its best commercial efforts to maintain its Internet site in good working order, accessible to the public, and shall monitor its site to determine that it is accessible and in good working order.

          (c) MainStreet shall not take any action or undertake any course of conduct that materially injures YAK's offering posted on MainStreet's site, or that materially injures the business or reputation of YAK.

          (d) Except as specifically provided in this Agreement to the contrary, YAK shall have no liability to MainStreet for anything contained in its prospectus or otherwise, or that relates to its offering of its shares or this Agreement.

       14. CLAIMS.Any claims or disputes arising out of or related to this Agreement must be brought no later than one year after the date when the event, act or omission upon which such claim or dispute is predicated first arises and all such claims or disputes shall be resolved by binding arbitration to be held in New York City before three arbitrators in accordance with the Commercial Rules of Arbitration of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court.

       15. GENERAL.

          (a) The rights and obligations under Paragraphs 6, 7 and 11 shall survive and continue after any expiration, termination or cancellation of this Agreement or any portion thereof.

          (b) This Agreement shall be deemed made under the laws of the State of New York and shall be interpreted in accordance with the laws of such state.

          (c) This is the entire agreement between the parties relating to the subject matter thereof, and it may not be modified, except by a written amendment thereto executed by authorized representatives of both parties.

          (d) This Agreement and all rights hereunder may not be assigned by YAK or MainStreet.

          (e) All notices required to be sent by either party shall be in writing and shall be sent by registered or certified mail, postage prepaid, to the address of the other party set forth on the first page hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives and to be effective as of the date first above written.

                                          MAIN STREET IPO.COM, INC.
                                          a Delaware corporation

                                          By: /s/ JIM SALVANI, CEO
                                              ----------------------------
                                                 Name of Officer and Title

                                          YAK COMMUNICATIONS (USA), INC.

                                          By: /s/CHARLES ZWEBNER
                                              ----------------------------